Exhibit 99.1

Helmerich & Payne, Inc. Scotia Howard Weil 43rd Annual Energy Conference March 24-25, 2015

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, our second quarter operational outlook, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law.

U.S. Land Drilling Market Conditions Given low oil prices, drilling activity and spot pricing have significantly declined in the U.S. The total rig count reduction thus far has been more swift than many expected. Rig count reductions have been indiscriminate of rig performance and include rigs with early terminated long-term contracts. Spot pricing and activity are expected to continue to decline. Nevertheless, we still believe H&P is the best positioned drilling contractor.

Declining Drilling Activity in the U.S.

H&P’s U.S. Land Activity and Pricing Comments H&P’s U.S. Land active rig count was 190 as of March 15, 2015, down from 294 at the beginning of the calendar year; we could have less than 175 rigs active by the end of the second fiscal quarter. Average FlexRig spot pricing continues to decline; it was down by approximately 15% as of February 28, 2015, as compared to the average level corresponding to the quarter ended December 31, 2014. We now have a total of 31 rigs under long-term contracts expected to be early terminated since November (up from 22 expected as of January 29, 2015).

Well Positioned for Opportunities Ahead Our experience indicates that in the face of a very negative market like we see today, and a growing perception and panic of weaker-forever-prices, the market does work and eventually, if the past is any indication for the future, oil fundamentals improve. H&P has an experienced management team and seasoned field operations personnel that know how to manage through a downturn. We believe that our strategy has helped the Company to be competitive through the cycles, and we are well positioned to take advantage of opportunities ahead.

 A premier land drilling contractor founded in 1920 Very strong balance sheet U.S. land drilling market share leader Most modern and capable land drilling fleet Leader in ongoing industry land rig replacement cycle Focused on superior innovation, safety and returns on capital Strong term-contracted backlog with high quality customer base About Helmerich & Payne (H&P)

H&P Highlights Superior ROIC and ROE Market Leader Strong Multi-Year Backlog Focus on Organic Growth Best-in-Class Safety Very Strong Balance Sheet High Quality Customer Base Most Advanced Fleet

H&P’s Conservative Financial Practices Conservatively managed balance sheet throughout its history Over the last 20 years, H&P’s average total-debt-to-total-capitalization ratio has been under 10%, peaking twice at ~20% during that timeframe Even after the very recent debt issuance of $500 million, H&P’s capitalization ratio increased to only slightly over 10% H&P’s net-debt-to-total-capitalization ratio remains at under 0% Strong liquidity H&P has historically kept ample balances of cash and cash equivalents H&P has maintained a $300mm revolving credit facility since May 2012 Current usage under the revolver is letters of credit and current availability under the revolver is over $250mm No speculative new builds since 2004 Beginning in 2005, all new builds have been deployed with a customer contract (average duration of ~3 years)

H&P’s Global Rig Fleet * Estimates include existing rigs and new build commitments as of March 15, 2015 and exclude nine conventional rigs decommissioned at the end of fiscal 2014.

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments. 371 49

H&P Continues to Capture Market Share As of October 2008 (Peak) (~1,900 Active Rigs in U.S. Land) As of March 2015 (~1,070 Active Rigs in U.S. Land) Note: The above estimates corresponding to market share are derived from Rig Data. PDS’ market share includes both PDS and Grey Wolf rigs. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower.

U.S. Land Active Rig Count BHI Industry Rig Count Through Fourth Quarter of Calendar 2014

U.S. Land Average Daywork Margins(1) (1) Does not include the impact of early contract termination revenue. Through Fourth Quarter of Calendar 2014

* NBR’s operating income corresponds to its U.S. Lower 48, U.S. Offshore, and Alaska business units. Ten Year Profit Comparison ** PTEN’s operating income includes drilling operations in Canada.

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. **Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS.

Innovation & Applied Technology – FlexRig® AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities 31

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. (3) Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs. (4) Represents estimated average combined utilization for PTEN, NBR, PDS, and UNT in the Lower 48 land market. H&P’s Margin Premium H&P’s Utilization Premium (1) (2) (3) (4)

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (2005 – 2014) OSHA Recordable Injury Incidence Rates H&P IADC w/o H&P Injuries per 200,000 Man Hours

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00)

Return on Invested Capital (ROIC) * Excludes gains from the sale of investment securities and 4QFY14 abandonment (non-cash) charges. H&P's unadjusted ROIC resulted in 15.2%. ** The corresponding ROIC values for the selected companies exclude certain extraordinary, non-recurring charges.

H&P Global Fleet Under Term Contract The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 3/15/15. During the first fiscal quarter the Company generated approximately $23 million in revenues corresponding to long-term contract early terminations. Given notifications as of 3/15/15, the Company expects to generate over $60 million during the second fiscal quarter and over $60 million after that from additional early terminations corresponding to long-term contracts. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. ** Fiscal 2015 contract coverage includes a total of 194.3 rigs that operated under term contracts during the first fiscal quarter ended 12/31/14. * **

H&P new build contracts Average term contract duration of ~3 years Firm “take-or-pay” early termination provisions* protect daily cash margin Attractive economic returns during term (with annual ROIC averages in mid-to-high teens) Close to 90% cash-on-cash payback after cash taxes during original 3 year term 2009 industry downturn stress-tested H&P term contracts During fiscal 2009 and 2010, H&P received over $210 million of early termination and delivery delay payments from customers * With the exception of certain limited circumstances, such as destruction of a drilling rig, bankruptcy, sustained unacceptable performance by H&P, or delivery of a rig beyond certain grace and/or liquidated damage periods, an early termination payment is paid to H&P if the contract is terminated prior to the expiration of the fixed term. H&P Term Contract Overview

H&P Customer Credit Ratings * As of December 31, 2014. Consists of 294 active U.S. Land rigs, 9 active and contracted Offshore rigs, and 22 active International Land rigs. Includes approximately 70 customers with active H&P rigs. ** The figures above represent H&P’s customer commitments for term contract work at the beginning of the second fiscal quarter (January 1, 2015). The value of the H&P backlog is expected to continue to decline during the second fiscal quarter as the Company earns the corresponding income during the quarter through operations or through early contract terminations. Number of Active H&P Rigs* (Working for Corresponding Customers) Number of Contracted Rig-Years** ($4.6 Billion H&P Backlog)

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data and corporate filings.

Underlying U.S. Land Market Trends Unconventional plays continue to shape the landscape. AC drive rigs are best suited for more complex horizontal drilling. Customers continue to focus on drilling efficiency, technology and safety. The replacement cycle is expected to continue.

Increasing Focus on More Difficult Drilling

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity

The Replacement Cycle Continues

As of March 2015
(~1,070 Active Rigs in U.S. Land By Power Type)


Mechanical Rigs 23%
SCR Rigs 26%
AC Drive Rigs 51%

As of October 2008 (Peak)
(~1,925 Active Rigs in U.S. Land By Power Type)


AC Drive Rigs 15%
Mechanical Rigs 51%
SCR Rigs 34%

As of October 2014 (Peak)
(~1,930 Active Rigs in U.S. Land By Power Type)


Mechanical Rigs 31%
AC Drive Rigs 41%
SCR Rigs 28%

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

U.S. Activity by Well and Rig Type

~1,070 Active U.S. Land Rigs (March 2015)


Vertical Wells Being Drilled 13%
Vertical All Rigs
Horizontal or Directional Wells Being Drilled with AC Drive Rigs, 49%
Horiz & Dir AC Drive Rigs
Horiz & Dir SCR & Mech Rigs
Horizontal or Directional Wells Being Drilled with SCR or Mechanical Rigs 38%

Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

U.S. Activity by Well and Rig Type

~1,070 Active U.S. Land Rigs (March 2015)



All Contractors
13%
Vertical
All Rigs
H&P
16%
Five Other Largest
Contractors
22%
Other Contractors
24%
Horiz & Dir
AC Drive Rigs
Horiz & Dir
SCR & Mech Rigs
Other Contractors
11%
Five Other Largest
Contractors
14%

Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. The reference to "Five Other Largest Contractors" includes NBR, PTEN, PDS, SSE and UNT.

Leading Replacement Cycle

New Build FlexRigs 40 new FlexRigs are scheduled to be completed during fiscal 2015 and six during early fiscal 2016 All 46 of the above new FlexRigs are supported with multi-year term contracts that are expected to generate attractive economic returns for the Company Currently building at a cadence of four FlexRigs per month through May 2015 and reducing the cadence to two FlexRigs per month in June 2015 through the remainder of the calendar year Some of the new build deliveries may be delayed in exchange for compensation from customers

H&P’s Long Term Strategy Innovation Technology Safety and operational excellence Customer satisfaction Financial strength

Additional References

Second Quarter H&P Operations Outlook Drilling Operations Outlook for 2Q of Fiscal 2015 Compared to 1Q of Fiscal 2015 U.S. Land Segment Revenue days expected to decrease by roughly 25% Average rig revenue per day expected to decrease to between $27,000 and $27,500 (excluding the impact from early termination revenues) Average rig expense per day expected to increase to roughly $13,600 Offshore Segment Revenue days expected to decline by roughly 5% Average rig margin per day expected at ~$19,500 International Land Revenue days expected to decrease by ~10-15% Average rig margin per day expected to decrease by ~5-15% (Latest Update: 3/12/15)

H&P Activity as of March 15, 2015 Rigs Working/ Contracted 190 190 0 8 27 225 Rigs Available 347 322 25 9 40 396 24 420 % Contracted 55% 59% 0% 89% 68% 57% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Total Fleet Reflects announced new build commitments under term contracts. (1)

H&P’s U.S. Land Fleet Activity (1) (1) Includes completed new builds pending delivery and not generating revenue days.

Leading U.S. Unconventional Driller * Includes 24 announced new FlexRigs with customer commitments scheduled for delivery in calendar 2015. (214 H&P Contracted Land Rigs as of 3/15/15*)

Active In-Transit Idle Total Long-term Contracts Argentina 11 4 4 19 10 Bahrain 3 3 1 Colombia 5 2 7 1 Ecuador 1 5 6 1 Mozambique 1 1 Tunisia 2 2 U.A.E. 2 2 Total 23 4 13 40 13 H&P’s International Land Operations (2) Rig Fleet Status (as of March 15, 2015) Rigs on term contract that have greater than or equal to 180 days remaining. This also includes rigs that are in-transit which have not yet commenced operations under the fixed term contract. 11 of 27 FlexRigs, included in the international fleet of 40 rigs, are under long-term contracts. Includes two contracted rigs that are not currently active. (1) (3)

Number of Rigs Already Under Long-Term Contracts* (Estimated Quarterly Average, Including Announced New Builds - as of 3/15/15) H&P Global Fleet Under Term Contract Segment Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY15 FY15 FY15 FY16 FY16 FY16 FY16 U.S. Land 159.4 136.8 127.6 121.4 112.1 105.2 103.1 International Land 13.6 16.6 16.3 14.2 14.0 14.0 14.0 Offshore 2.0 2.0 2.0 2.0 2.0 2.0 2.0 Total 175.0 155.4 145.9 137.6 128.1 121.2 119.1 The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 3/15/15. During the first fiscal quarter the Company generated approximately $23 million in revenues corresponding to long-term contract early terminations. Given notifications as of 3/15/15, the Company expects to generate over $60 million during the second fiscal quarter and over $60 million after that from additional early terminations corresponding to long-term contracts. All of the above rig contracts include provisions for early termination fees. Some of the new builds deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. *

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multi-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Changes in Lower 48 U.S. Land Rig Count * PDS’ active rig count includes both PDS and Grey Wolf rigs.

Ten-Year Relative Shareholder Return Source: Thomson Reuters as of March 20, 2015.

Land Drilling Market Valuations Source: Thomson Reuters as of March 20, 2015.

Return on Equity * Excludes gains from the sale of investment securities and 4QFY14 abandonment (non-cash) charges. H&P's unadjusted ROE resulted in 15.6%. ** The corresponding ROIC values for the selected companies exclude certain extraordinary, non-recurring charges.

Current Dividend Yields Source: Thomson Reuters. Yields calculated as of market close on March 20, 2015.

Oil and Natural Gas Prices Source: Energy Information Administration and Thomson Reuters Oil Prices Natural Gas Prices

Oil vs. Natural Gas Directed Rig Count

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